Letter of Transmittal To Tender Shares of Common Stock
Pursuant to the
Offer to Purchase for Cash by
Security Land & Development Corporation
Up to 2,526,247 shares of Common Stock
At a Purchase Price of $1.25 Per Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., E.D.T, ON
MARCH 15, 2017, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE
EXTENDED, THE "EXPIRATION DATE") OR EARLIER TERMINATED

To:

T. Greenlee Flanagin, President
Security Land & Development Corporation
2816 Washington Road, #103
Augusta, GA 30909
(706) 736-6334

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY, INCLUDING
THE ACCOMPANYING INSTRUCTIONS, BEFORE CHECKING ANY BOX BELOW.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCITONS 3 AND 4)
Name(s) and Address(es) of
Registered Owners(s) (Please fill
in exactly as name(s) appear(s)		Number of Shares
on certificate(s) Attached signed	Certificate	Represented By	Number of Shares
list if additional space is needed)	Number(s)	Certificate(s)	Tendered*

TOTAL NUMBER OF SHARES TENDERED
* Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Company are being tendered. See Instruction 4.

     YOU MAY USE THE ENCLOSED ENVELOPE
TO RETURN THIS LETTER OF TRANSMITTAL TO
SECURITY LAND & DEVELOPMENT CORPORATION

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
 CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

FOR THIS LETTER OF TRANSMITTAL TO BE PROPERLY DELIVERED, IT MUST BE RECEIVED BY THE SECURITY LAND & DEVELOPMENT CORPORATION AT THE ADDRESS ABOVE BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

You have received this Letter of Transmittal in connection with the offer of Security Land & Development Corporation , a Georgia corporation (the "Issuer"), to purchase 2,526,247 of the outstanding shares of common stock, par value $0.10 per share, of the Issuer (collectively, the "Shares"), at a price of $1.25 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated February 7, 2017 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

This Letter of Transmittal is to be used if certificates for the Shares are to be forwarded herewith.

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Company prior to the Expiration Date, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 7 of the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you want to retain your shares, you do not need to take any action.
2.	If you want to participate in the Offer, you should complete the appropriate portions of this Letter of Transmittal.

We urge stockholders who hold Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares through their nominee.

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE COMPANY’S PRESIDENT, AS LISTED AT THE END OF THIS LETTER OF TRANSMITTAL.

     Additional Information if Shares Have Been Lost
 or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

If any certificate representing the Shares that you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, please contact the Company’s President, T. Greenlee Flanagin immediately at (706) 736-6334 to obtain instructions as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Please contact Mr. Flanagin immediately to permit timely processing of the replacement documentation. See Instruction 10.

☐     LOST CERTIFICATES: My certificate(s) for __________ shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing shares. See Instruction 10.

☐     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE COMPANY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s): _______________________________________________________

Window Ticket Number (if any) OR DTC Participant Number: _________________________________

Date of Execution of Notice of Guaranteed Delivery: _______________________________________

Name of Institution that Guaranteed Delivery: _____________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ODD LOTS
(See Instruction 12)

As described in Section 6 of the Offer to Purchase, under certain conditions, stockholders holding fewer than 100 Shares may have their Shares accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Shares, even if such holders have separate accounts or certificates representing fewer than 100 Shares. Accordingly, this section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

☐  owns, whether beneficially or of record, an aggregate of fewer than 100 Shares and is tendering all such Shares; or

☐   is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all such Shares.

ORDER OF PURCHASE IN EVENT OF PRORATION
(See Instruction 13)

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attached additional signed list, if necessary). If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares to be purchased will be selected by the Company.

1st: _______________________________________

2nd:_______________________________________

3rd: _______________________________________

4th: ________________________________________

5th:_________________________________________

6th:_________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Security Land & Development Corporation, a Georgia corporation (the "Issuer"), the above-described shares of common stock of the Issuer, par value $0.10 per share (the "Shares"), at a price of $1.25 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this "Letter of Transmittal" and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the "Offer").

     On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to all of the Shares being tendered hereby and hereby irrevocably appoints T. Greenlee Flanagin, President of the Issuer acting in the capacity as the Issuer’s President, the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder's rights with respect to the Shares (a) to deliver certificates representing the Shares (the "Share Certificates"), or transfer of ownership of such Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Issuer, (b) to present such Shares for transfer on the books of the Issuer, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and, when the same are accepted for payment by the Issuer, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Issuer at the address set forth above, together with such additional documents as the Issuer may require, and until the same are processed for payment by the Issuer.

     IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE ISSUER HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the acceptance for payment by the Issuer of the Shares tendered pursuant to one of the procedures described in Section 7 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Offer. The undersigned further understands that it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person's own account unless at the time of tender and until 5:00 p.m. midnight, New York City time, on the Expiration Date, such person has a "net long position" in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to the Issuer within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into the Shares ("Equivalent Securities") that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Issuer within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder's representation and warranty to the Issuer that (y) such stockholder has a "net long position" in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (z) such tender of Shares complies with Rule 14e-4.

     The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price, without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, "odd lot" provisions and conditional tender provisions, and that the Issuer will return at its expense all other shares including shares not purchased because of proration or conditional tenders, promptly following the Expiration Time.

     Under the circumstances set forth in the Offer to Purchase, the Issuer expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 10 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder's Shares.

     The Issuer has advised the undersigned to consult with the undersigned's own advisors as to the consequences of tendering Shares pursuant to the Offer. THE UNDERSIGNED UNDERSTANDS THAT THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION WITHIN THE UNITED STATES IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Issuer has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if the Issuer does not accept for payment any of the Shares so tendered.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

     To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of the Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: - Check " Share Certificates to:

Name (Please Print):_________________________________________________________________

Address (Include Zip Code):___________________________________________________________

_________________________________________________________________________________

Tax Identification or Social Security Number (See Enclosed Form W-9):_____________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered" above.

Deliver: - Check(s) and/or - Share Certificates to:

Name (Please Print):_______________________________________________________________

Address (Include Zip Code): ________________________________________________________

_______________________________________________________________________________

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed Form W-9)
     (Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN-E or Other Applicable IRS Form W-8)

By signing below, the undersigned expressly agrees to the terms and conditions set forth above:

Signature(s): ___________________________________________________________________

Name(s): ______________________________________________________________________

 Dated: ________________________________________________________________________

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Please Print:

Capacity (See Instruction 5): _______________________________________________________

Address (Include Zip Code): _______________________________________________________

______________________________________________________________________________

Area Code and Telephone Number: __________________________________________________

Tax Identification or Social Security Number (See Enclosed Form W-9): ____________________

GUARANTEE OF SIGNATURE(S)
\(For use by Eligible Institutions only; See Instructions 1 and 5)

Authorized Signature: _____________________________________________________________

Please Print:

Name(s): ________________________________________________________________________

Name of Firm: ___________________________________________________________________

Area Code and Telephone Number: __________________________________________________

Dated: _____________________________________________

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each, an "Eligible Institution").

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Issuer at its address set forth herein prior to the Expiration Date.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Issuer prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 7 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Issuer must be received by the Issuer prior to the Expiration Date, and (c) Share Certificates representing all tendered Shares, in proper form for transfer, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees, and all other documents required by this Letter of Transmittal, if any, must be received by the Issuer within three business days after the date of execution of such Notice of Guaranteed Delivery.

     A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Issuer.

     THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE ISSUER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by the Issuer in its sole and absolute discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. The Issuer also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Issuer shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Issuer.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate delivered to the Issuer are to be tendered, fill in the number of Shares which are to be tendered in the column titled "Number of Shares Tendered" in the box titled "Description of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Issuer will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

     If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

       6. Reserved.

     7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its respective address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at the Issuer's expense.

     9. Backup Withholding. Under U.S. federal income tax laws, the Issuer will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer, as applicable. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Issuer with such stockholder's or payee's correct taxpayer identification number ("TIN") and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Issuer the appropriate Form W-8. A Form W-SBEN-E may be obtained from the Issuer or downloaded from the Internal Revenue Service's website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Issuer to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW.

     10. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Issuer's President, T. Greenlee Flanagin at (706) 736-6334. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

     11. Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, or as to the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares, will be determined by the Issuer, in its sole discretion, and its determination will be final and binding on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. The Issuer reserves the absolute right prior to the Expiration Date to reject any or all tenders of any Shares that the Issuer determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Issuer's counsel, be unlawful. The Issuer reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. The Issuer also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular stockholder, and the Issuer's interpretation of the terms of the Offer (including these instructions) will be final and binding on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing stockholder or waived by the Issuer. The Issuer will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares. None of the Issuer, its officers, the Information Agent, or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notice.

     12. Odd Lots. As described in Section 6 of the Offer to Purchase, if the Issuer is to purchase fewer than all Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Odd Lots of less than 100 Shares from stockholders who properly tender all of their Shares and who do not properly withdraw them before the Expiration Date (tenders of less than all of the Shares owned, beneficially or of record, by such Odd Lot Holder will not qualify for this preference). This preference will not be available unless the section captioned "Odd Lots" in this Letter of Transmittal is completed.

     13. Order of Purchase in Event of Proration. As described in Section 6 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on the Shares purchased. See Section 6 and Section 16 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF), TOGETHER WITH SHARE CERTIFICATE(S) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE ISSUER PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder that is a non-exempt U.S. person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Issuer (as payer) with such stockholder's correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Issuer is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service ("IRS") and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer, may be subject to backup withholding.

     If backup withholding applies, the Issuer is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

     To prevent backup withholding on payments that are made to a U.S. stockholder with respect to Shares purchased pursuant to the Offer, as applicable, the stockholder is required to notify the Issuer of such stockholder's correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Issuer

     Each United States stockholder is generally required to give the Issuer its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in Part I, sign and date the Form W-9. Notwithstanding that "Applied For" is written in Part I, the Issuer will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Issuer. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Issuer within 60 days.

     Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN-E, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Issuer.

Tender Shares To:

T. Greenlee Flanagin, President
Security Land & Development Corporation
2816 Washington Road, #103
Augusta, GA 30909
(706) 736-6334

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE WILL
NOT CONSTITUTE A VALID DELIVERY.

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its respective telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

T. Greenlee Flanagin, President
Security Land & Development Corporation
2816 Washington Road, #103
Augusta, GA 30909
(706) 736-6334

Form W-9	Request for Taxpayer	Give Form to the
(Rev. December 2014)	Identification Number and Certification	requester. Do not
Department of the Treasury		send to the IRS.
Internal Revenue Service

Print or type Specific Instructions See on page 2.

1	Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2	Business name/disregarded entity name, if different from above
3	Check appropriate box for federal tax classification; check only one of the following seven boxes:					4 Exemptions (codes apply only to
certain entities, not individuals; see
	☐ Individual/sole proprietor or single-member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate	instructions on page 3):
Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)
	Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.					Exemption from FATCA reporting
code (if any) ______
	☐ Other (see instructions)					(Applies to accounts maintained outside the U.S.)
5	Address (number, street, and apt. or suite no.)				Requester’s name and address (optional)
6	City, state, and ZIP code
7	List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.		Social security number __________________ or Employer identification number ______________
Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Part II	Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. citizen or other U.S. person (defined below); and

4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign	Signature of
Here	U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X Form	W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

   In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

   If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

   1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

   2. The treaty article addressing the income.

   3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

   4. The type and amount of income that qualifies for the exemption from tax.

   5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

   Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

   If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

   You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

   1. You do not furnish your TIN to the requester,

   2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

   3. The IRS tells the requester that you furnished an incorrect TIN,

   4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

   5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

   Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

   Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See

Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

   If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

   a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

   b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

   c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

   d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

   e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

   The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

   1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

   2—The United States or any of its agencies or instrumentalities

   3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

   4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

   5—A corporation

   6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

   7—A futures commission merchant registered with the Commodity Futures Trading Commission

   8—A real estate investment trust

   9—An entity registered at all times during the tax year under the Investment Company Act of 1940

   10—A common trust fund operated by a bank under section 584(a)

   11—A financial institution

   12—A middleman known in the investment community as a nominee or custodian

   13—A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except
for 7

Broker transactions	Exempt payees 1 through 4 and 6
through 11 and all C corporations. S
corporations must not enter an exempt
payee code because they are exempt
only for sales of noncovered securities
acquired prior to 2012.

Barter exchange transactions and	Exempt payees 1 through 4
patronage dividends

Payments over $600 required to be	Generally, exempt payees
reported and direct sales over $5,000[1]	1 through 5[2]

Payments made in settlement of	Exempt payees 1 through 4
payment card or third party network
transactions

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

   If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

   If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

   If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

   For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

   1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

   2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

   3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

   4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

   5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint	The actual owner of the account or,
account)	if combined funds, the first
individual on the account[1]

3. Custodian account of a minor	The minor[2]
(Uniform Gift to Minors Act)

4. a. The usual revocable savings	The grantor-trustee[1]
trust (grantor is also trustee)
b. So-called trust account that is	The actual owner[1]
not a legal or valid trust under
state law
5. Sole proprietorship or disregarded	The owner[3]
entity owned by an individual
6. Grantor trust filing under Optional	The grantor*
Form 1099 Filing Method 1 (see
Regulations section 1.671-4(b)(2)(i)
(A))
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an	The owner
individual
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing	The corporation
corporate status on Form 8832 or
Form 2553
10. Association, club, religious,	The organization
charitable, educational, or other tax-
exempt organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee

13. Account with the Department of	The public entity
Agriculture in the name of a public
entity (such as a state or local
government, school district, or
prison) that receives agricultural
program payments
14. Grantor trust filing under the Form	The trust
1041 Filing Method or the Optional
Form 1099 Filing Method 2 (see
Regulations section 1.671-4(b)(2)(i)
(B))

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

   To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

   If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

   If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

   For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

   Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

   The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

   If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

   Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.